UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2010
CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34693 (Commission File Number)	27-1200777 (I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 216 Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
50 Cocoanut Row, Suite 200, Palm Beach, Florida 33480
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On August 3, 2010, a wholly owned subsidiary of Chatham Lodging Trust (the “Company”) completed the acquisition of the 124-room Residence Inn by Marriott® — Long Island Holtsville on Long Island, New York (the “Hotel”) for a cash purchase price of $21.3 million, plus customary pro-rated amounts and closing costs, from Holtsville Hotel Group LLC and FB Holtsville Utility LLC. The hotel will be managed by Island Hospitality Management (“IHM”), a hotel management company 90 percent-owned by Jeffrey H. Fisher, the Company’s chief executive officer, pursuant to a management agreement between the Company’s taxable real estate investment trust subsidiary and IHM. The Company funded the purchase price for the Hotel from the proceeds of its initial public offering of common shares (the “IPO”), which was completed on April 21, 2010.
The management agreement with IHM is for a five-year term and provides for base management fees and incentive management fees within the ranges described in the Company’s final prospectus for the IPO, which was filed with the Securities and Exchange Commission on April 19, 2010 pursuant to Rule 424(b) under the Securities Act of 1933, as amended. IHM may extend the management agreement for two additional 5-year renewal terms upon 90 days’ written notice to the Company. The management agreement may be terminated upon the sale of the Hotel for no termination fee upon six months’ advance notice. The management agreement may also be terminated for cause, including the failure of the Hotel’s operating performance to meet specified levels.
A copy of the press release announcing the completion of the acquisition of the Hotel is filed as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but not later than October 19, 2010, which is 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is currently being prepared. The Company will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable but not later than October 19, 2010, which is 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit
Number	Description
99.1	Press release dated August 4, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST
Date: August 4 , 2010	By:	/s/ Julio E. Morales
Julio E. Morales
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated August 4, 2010